EXHIBIT 10-H
                 LIST OF EXECUTIVE COMPENSATION
                     PLANS AND ARRANGEMENTS



     The Corporation's Chief Executive Officer, Robert G. Watson, who is the only named executive officer, participates in the following compensatory plans and arrangements:

EMPLOYMENT AGREEMENT.

Employment Agreement executed January 15, 1985, and re-executed
December 21, 1988, between the Corporation and Robert G. Watson.
This document was filed as Exhibit 10-A to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1989.

STOCK OPTION PLAN AND OPTION/SAR GRANTS.

1988 AMBANC Corp. Nonqualified Stock Option Plan, as amended. This document was filed as Exhibit 10-B to the Corporation's Annual
Report on Form 10-K for the year ended December 31, 1989.

Letter from AMBANC to Robert G. Watson, dated November 8, 1988, granting a stock option. This document was filed as Exhibit 10-C to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1989.

Letter from AMBANC to Robert G. Watson, dated May 16, 1989, granting stock appreciation rights. This document was filed as
Exhibit 13-D to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1989.

SUPPLEMENTAL RETIREMENT BENEFITS AGREEMENT.

Supplemental Retirement Benefits Agreement between the Corporation and Robert G. Watson dated June 20, 1989. This document was filed as Exhibit 10-G to the Company's Annual Report on Form 10-K for the year ended December 31, 1989.